UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2015

SPDR® GOLD TRUST

SPONSORED BY WORLD GOLD TRUST SERVICES, LLC

(Exact name of registrant as specified in its charter)

New York	001-32356	81-6124035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o World Gold Trust Services, LLC

510 Madison Avenue, 9th Floor

New York, New York 10022

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (212) 317-3800

(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As of March 20, 2015, World Gold Trust Services, LLC, the sponsor, or the Sponsor, of the SPDR® Gold Trust, or the Trust, and The Bank of New York Mellon, the trustee of the Trust, or the Trustee, have executed Amendment No. 5 to the Trust Indenture of the Trust, dated as of November 12, 2004, and as amended from time to time, or the Trust Indenture.

The amendment incorporated into Amendment No. 5 to the Trust Indenture relates to the use by the Trust of the London Bullion Market Association gold price, or LBMA Gold Price, when determining the net asset value, or NAV, of the Trust. This follows the announcement by London Gold Market Fixing Limited that it will cease to administer the London gold fix as of close of business on March 19, 2015. The LBMA Gold Price is administered by ICE Benchmark Administration.

Amendment No. 5 to the Trust Indenture will be effective as of March 20, 2015.

Additionally, to reflect the adoption of the LBMA Gold Price, HSBC Bank plc, the custodian of the Trust, or the Custodian, and the Trustee amended, effective March 20, 2015, the Trust’s First Amended and Restated Allocated Bullion Account Agreement and First Amended and Restated Unallocated Bullion Account Agreement, both dated June 1, 2011.

The amendments are furnished as Exhibits to this Current Report and incorporated herein by reference.

A copy of the press release announcing the change in the benchmark price used by the Trust to determine the NAV of the Trust is attached to this Current Report on Form 8-K as Exhibit 99.1, which is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

Exhibit No.	Description

4.1.5	Amendment No. 5 to the Trust Indenture of the SPDR® Gold Trust, or the Trust, dated as of March 20, 2015, between The Bank of New York Mellon, the trustee of the Trust, and World Gold Trust Services, LLC, the sponsor of the Trust.

10.14	Amendment No. 1 to the SPDR® Gold Trust First Amended and Restated Allocated Bullion Account Agreement, dated as of March 18, 2015, between The Bank of New York Mellon, the trustee of the SPDR® Gold Trust, and HSBC Bank plc, the custodian of the the SPDR® Gold Trust.

10.15	Amendment No. 1 to the SPDR® Gold Trust First Amended and Restated Unallocated Bullion Account Agreement, dated as of March 18, 2015, between The Bank of New York Mellon, the trustee of the SPDR® Gold Trust, and HSBC Bank plc, the custodian of the the SPDR® Gold Trust.

99.1	Press Release dated March 19, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 20, 2015	SPDR® GOLD TRUST
(Registrant)*

	By:	World Gold Trust Services, LLC
as the Sponsor of the Registrant

	By:	/s/ Samantha McDonald
		Name:	Samantha McDonald
		Title:	Chief Financial Officer

*	As the Registrant is a trust, this report is being filed on behalf of the Registrant by World Gold Trust Services, LLC, only in its capacity as the sponsor of the Registrant. The identified person signing this report is signing in her capacity as an authorized officer of World Gold Trust Services, LLC.

EXHIBIT INDEX

Exhibit No.	Description

4.1.5	Amendment No. 5 to the Trust Indenture of the SPDR® Gold Trust, or the Trust, dated as of March 20, 2015, between The Bank of New York Mellon, the trustee of the Trust, and World Gold Trust Services, LLC, the sponsor of the Trust.

10.14	Amendment No. 1 to the SPDR® Gold Trust First Amended and Restated Allocated Bullion Account Agreement, dated as of March 18, 2015, between The Bank of New York Mellon, the trustee of the SPDR® Gold Trust, and HSBC Bank plc, the custodian of the the SPDR® Gold Trust.

10.15	Amendment No. 1 to the SPDR® Gold Trust First Amended and Restated Unallocated Bullion Account Agreement, dated as of March 18, 2015, between The Bank of New York Mellon, the trustee of the SPDR® Gold Trust, and HSBC Bank plc, the custodian of the the SPDR® Gold Trust.

99.1	Press Release dated March 19, 2015.